UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 17, 2025
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Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	0-19254	11-2682486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Stewart Avenue, Garden City, New York 11530
(Address of Principal Executive Offices) (Zip Code)
516-683-6000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LCUT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 17, 2025, the Board of Directors (the “Board”) of Lifetime Brands, Inc. (the “Company”) approved increasing the size of the Board from nine to ten directors and appointed Jeffrey Evans to serve as an independent director on the Board of the Company, effective immediately. Mr. Evans appointment fills the vacancy on the Board created by the increase in the size of the Board.

As compensation for his service on the Board, Mr. Evans will receive (i) annual retainer fees of $60,000 for serving as director; and (ii) an annual equity grant of $105,000 in restricted common stock, prorated from Mr. Evans’s election to the date of the Company’s 2025 Annual Meeting of Stockholders as further described on page 28 to 29 of the Company's 2024 definitive proxy statement, filed with the Securities and Exchange Commission on April 25, 2024.

There is no arrangement or understanding between Mr. Evans and any other persons pursuant to which Mr. Evans was elected to serve on the Board. The Company is not aware of any transaction or relationship involving Mr. Evans requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On January 22, 2025, the Company issued a press release announcing the appointment of Jeffrey Evans to the Board (the “Press Release”). The Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits
See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.
99.1	Press release dated January 22, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifetime Brands, Inc.

Date: January 22, 2025	By:	/s/ Laurence Winoker
Laurence Winoker Executive Vice President, Treasurer and Chief Financial Officer